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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                              ---------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 16, 2005


                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)


                                     0-27078
                            (Commission File Number)


                DELAWARE                                       11-3136595
--------------------------------------------    --------------------------------
(State or other jurisdiction of                 (I.R.S. Employer Identification
 incorporation or organization)                  Number)

                                 135 DURYEA ROAD
                               MELVILLE, NEW YORK
                                      11747
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (631) 843-5500
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


                        ---------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

  [] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

  [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

  [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

         On December 16, 2005, our Board of Directors approved an amendment (the "Amendment") to the Employment Agreement dated January 1, 2003 between Henry Schein, Inc. and Stanley M. Bergman (the "Employment Agreement"). The Amendment extends the employment term for an additional three-year period ending on December 31, 2008. The employment term may thereafter be extended for successive three-year periods on advance notice from either party. The Amendment also increases Mr. Bergman's annual rate of base salary to $1,000,000, beginning January 1, 2006.

         The Amendment also modifies Mr. Bergman's severance entitlements in the event his employment is terminated by the Company without cause within 12 months following a change in control of the Company (or during a specified period in advance of a change in control). With this modification, the aggregate severance amounts payable under these circumstances generally equal those payable to Mr. Bergman in the event he terminates his employment within 12 months following a change in control of the Company.

         The Amendment also makes certain technical changes in accordance with, and necessary to comply with, recent changes in the tax law, including provisions specifying that Mr. Bergman will receive severance amounts in the form of a lump sum (thereby eliminating Mr. Bergman's ability to elect, at the time of termination, to receive severance amounts in another form), and provisions requiring post-termination severance and benefit payments comply with the six month deferral rule under Code Section 409A. The Company also agreed to pay or reimburse Mr. Bergman for attorney fees incurred in connection with the negotiation of the Amendment.

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS

         10.1 Amendment to the Employment Agreement dated as of December 16, 2005 between Registrant and Stanley M. Bergman.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HENRY SCHEIN, INC.


                                       By:   /s/ Michael S. Ettinger
                                             -----------------------------------
                                             Name:    Michael S. Ettinger
                                             Title:   Vice President and
                                                      General Counsel


Date:  December 19, 2005

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